INFORMATION RELATED TO ITEM G.1.a.iii.

The Registrant's independent registered public accounting firm's report discloses a material weakness in internal controls with respect to the identification of offsetting realized and unrealized gains and losses on certain credit default swap index (CDX) transactions. The Registrant has implemented a manual trade correction process to address such material weakness and is pursuing a fully automated solution.